UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 25, 2006

  FBO AIR, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-56046	87-0617649
(Commission File Number)	(I.R.S. Employer Identification No.)

101 Hangar Road
Wilkes-Barre/Scranton International Airport
Avoca, PA	18641
(Address of Principal Executive Offices)	(Zip Code)

(570) 414-1400

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-d(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 - Corporate Governance and Management

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors;

Appointment of Principal Officers.

(a)	Not applicable.

(b)           Effective July 24, 2006, Robert J. Ettinger resigned from the Board of Directors of FBO Air, Inc. (the “Company”). This resignation is the first step in a program by the Company to reduce the number of officers serving on the Board so that as a result, more than a majority of the directors serving as such will be independent. In addition, Mr. Ettinger resigned as Chief Operating Officer of the Company in order to devote his time to concentrate his efforts on the pursuit of additional managed aircraft for the FirstFlight division of the Company.

(c)	Not applicable.

(d)	Not applicable.

Signatures

Pursuant to the requirements of the Securities Exchange Act, the registrant has caused this Report to be signed on its behalf by the undersigned duly authorized.

FBO Air, Inc.
(Registrant)

Dated:	July 26, 2006	By /s/ Ronald J. Ricciardi
Ronald J. Ricciardi
President and Chief Executive Officer